AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
EQUIBUILDERTM III
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED JUNE 15, 2005
TO
PROSPECTUS
DATED MAY 2, 2005

          Effective June 15, 2005, American General Life Insurance Company ("AGL") is amending the EquiBuilder III prospectus for the sole purpose of replacing the preferred loan information in the prospectus.

          Beginning on page 33 of the prospectus, the paragraph containing the table and the paragraph immediately following the table are deleted and replaced in their entirety with the following:

          "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. We will charge a lower interest rate on these loans. The maximum amount eligible for Preferred Loans for any year is:

.     10% of your Policy Account value or "accumulation value" (which includes any amount we are holding in the Guaranteed Interest Division as collateral for your Policy loans) at the Policy anniversary; or

. if less, your Policy's maximum remaining loan value at that Policy anniversary.

          We will always credit your Preferred Loan collateral amount at a guaranteed annual effective rate of 4-1/2%. We intend to set the rate of interest you are paying to the same 4-1/2% rate we credit to your Preferred Loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

. will always be greater than or equal to the guaranteed Preferred Loan collateral rate of 4-1/2%; and
. will never exceed an annual effective rate of the greater of:
(1) 5-1/2%; or

(2)     the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. See "Policy Loan Interest" on page 32 for a description of the Published Monthly Average.